EXHIBIT 10.29.7
AFFIRMATION OF GUARANTY
(Safeguard Delaware / Safeguard Scientifics (Delaware))
     This AFFIRMATION OF GUARANTY is made as of February 28, 2007, by the undersigned (each a “Guarantor”; collectively, the “Guarantors”) and COMERICA BANK (“Bank”).
RECITALS
     Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of September 25, 2003, as amended, including, without limitation, by that certain First Amendment to Loan and Security Agreement dated as of December 12, 2003, that certain Second Amendment to Loan and Security Agreement dated as of May 27, 2004, that certain Third Amendment to Loan Documents dated as of August 9, 2004, that certain Fourth Amendment to Loan Documents dated as of September 30, 2004, that certain Fifth Amendment to Loan Documents dated as of March 11, 2005, that certain Sixth Amendment to Loan Documents dated as of June 30, 2005, that certain Seventh Amendment to Loan Documents dated as of February 28, 2006, that certain Eighth Amendment and Consent to Loan Documents dated as of April 27, 2006, that certain Consent to Loan Documents dated as of July 13, 2006 and that certain Ninth Amendment and Waiver to Loan Documents dated December 29, 2006 (collectively, the “Agreement”) and that certain LIBOR Addendum to Loan and Security Agreement dated as of September 25, 2003 (the “LIBOR Addendum”)(the Agreement and the LIBOR Addendum, collectively, the “Original Agreement”).
     Guarantors executed for the benefit of Bank an Unconditional Guaranty dated as of September 30, 2004 (the “Guaranty”), guarantying certain amounts owing by Borrowers to Bank under the Original Agreement. Borrowers and Bank wish to amend and restate the terms of the Original Agreement and to evidence the obligations of Borrowers to Bank in two separate agreements, one subject to a guaranty and the other not. The Amended and Restated Loan and Security Agreement dated as of the date hereof sets forth the terms on which Bank will advance credit to Borrowers in respect of the guarantied loans in the maximum principal amount of $5,000,000 (the “Guarantied Loan Agreement”). Bank has agreed to enter into the Guarantied Loan Agreement provided, among other things, that Guarantors consent to the entry by Borrowers into the Guarantied Loan Agreement and related documents and agrees that the Guaranty will remain effective.
AGREEMENT
     NOW, THEREFORE, Guarantors agree as follows:
     1. Each Guarantor consents to the execution, delivery and performance by Borrower of the Guarantied Loan Agreement and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Documents.
     2. The Guaranty is and shall remain in full force and effect with respect to all of Borrowers’ Obligations as defined in the Guarantied Loan Agreement. Each Guarantor confirms that, as of the date hereof, it has no defenses against its obligations under the Guaranty.
     3. Each Guarantor represents and warrants that the Representations and Warranties contained in the Guaranty are true and correct as of the date of this Affirmation except (i) to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties are true and correct as of such date; and (ii) for those changes to the representations and warranties resulting from events, occurrences or circumstances permitted under the applicable Loan Documents. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty.
     4. The Guaranty, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Affirmation and shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Guaranty, as in effect prior to the date hereof. Each Guarantor ratifies and reaffirms the continuing effectiveness of all instruments, documents and agreements entered into in connection with the Guaranty.
     IN WITNESS WHEREOF, the undersigned Guarantors have executed this Affirmation of Guaranty as of the first date above written.

SAFEGUARD DELAWARE, INC.

By: /s/ Steven J. Feder

Title: Vice President

SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By: /s/ Steven J. Feder

Title: Vice President

COMERICA BANK

By: /s/ Beth Kinsey

Title: Senior Vice President